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                                                                  Exhibit 99.4

Form of consent for logo:

     The undersigned, as an authorized representative of Infoseek Corporation, hereby consents to the use of the Infoseek Corporation logo in the registration statement on Form S-1 (Registration No. 33-69261) and all amendments thereto (the "Registration Statement") of Intraware, Inc., and further consents to the inclusion of this consent as an exhibit to such Registration Statement.

                                       Infoseek Corporation

                        (Signature)    By:       /s/ Andrew E. Newton
                                           -----------------------------------

                                       Name:        Andrew E. Newton
                                             ---------------------------------

                                       Title:  VP & General Counsel
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                                       Date:     February 22, 1999
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